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                                                                  Exhibit 10.4
                               AMAX GOLD INC.



                                June 1, 1994



Mr. Frank J., Kane
Vice President Investor
  Relations and Treasurer
Cyprus Amax Minerals Company
9100 East Mineral Circle
Englewood, Colorado 80112


Dear Mr. Kane:

     The purpose of this letter is to permit Amax Gold Inc. ("Borrower") to borrow, prior to obtaining the approval of its stockholders, under the
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Revolving Credit Agreement, dated April 15, 1994, (the "Agreement") with
Cyprus Amax Minerals Company ( the "Lender"). Capitalized terms herein shall have the meanings set forth in the Agreement.

     The Borrower and Lender agree that, until the requisite stockholder vote is obtained under the rules of The New York Stock Exchange and Section 203 of the Delaware General Corporation Law:

     (i) Borrower shall not be entitled to make any payment in Preferred Stock pursuant to Section 1.08;

     (ii) Lender shall not be entitled to exercise its stock purchase option in Article VI and waives the accuracy of the representations in
     Section 3.01(b)(1) and (g);

     (iii) Lender waives the conditions of lending set forth in 2.01(vi), and the related representations and warranties of the Borrower and legal opinions with respect to any issuance of equity securities of Borrower; and

     (iv) any and all other provisions of the Agreement providing for or relating to the issuance of equity securities of Borrower will be suspended and of no force or effect.

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Mr. Frank J. Kane
June 1, 1994
Page 2





  The Borrower covenants to use all reasonable efforts to obtain at the earliest practicable date the requisite stockholder vote to permit Borrower to issue its Preferred Stock and Common Stock as contemplated in the Agreement, such efforts to include the engagement of Georgeson & Company Inc. (or another firm acceptable to the Lender) at Borrower's sole expense to assist in the solicitation of proxies from the holders of Borrower's Common Stock.

  If the foregoing is acceptable to you, please sign in the space provided below.




                                  Sincerely,

                                  /s/ Mark A. Lettes

                                  Mark A. Lettes
                                  Vice President/Chief Financial Officer

Agreed:

Cyprus Amax Minerals Company



By: /s/ Frank J. Kane
   -------------------------
      Frank J. Kane
      Vice President Investor
        Relations and Treasurer